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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 25, 1999


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
            DATED AS OF MARCH 1, 1999, PROVIDING FOR THE ISSUANCE OF
                       MORTGAGE PASS-THROUGH CERTIFICATES,
                                SERIES 1999-NC1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-72647                13-3439681
           --------                  ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

390 Greenwich Street, Fourth Floor
New York, New York                                               10013
------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 723-6391
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Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                  On March 25, 1999, a single series of certificates, entitled Salomon Brothers Mortgage Securities VII, Inc., Mortgage Pass-Through Certificates, Series 1999-NC1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 1999 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), New Century Mortgage Corporation ("New Century") as master servicer (in such capacity, the "Master Servicer"), Firstar Bank Milwaukee, N.A. as trustee (the "Trustee") and U.S. Bank National Association as trust administrator (the "Trust Administrator"). The Certificates consist of ten classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class M-1 Certificates", the "Class M-2 Certificates", the "Class M-3 Certificates", the "Class CE Certificates", the "Class P Certificates", the "Class R-I Certificates", the "Class R-II Certificates" and the "Class R-III Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $317,514,924.99 as of March 1, 1999 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated March 24, 1999 (the "Mortgage Loan Purchase Agreement") among the Depositor, New Century Mortgage Corporation, and NC Capital Corporation. The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, and the Class M-3 Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), an affiliate of the Depositor, pursuant to an Underwriting Agreement, dated March 24, 1999 between the Depositor and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:

                         Initial Certificate
        Class             Principal Balance                Pass-through Rate
        -----             -----------------                -----------------
         A-1                $211,168,000                       Variable
         A-2                 $54,433,000                   6.9090 % per annum
         M-1                 $19,368,000                   6.7500 % per annum
         M-2                 $14,288,000                   6.7500 % per annum
         M-3                  $8,732,000                   6.7500 % per annum
         CE                   $9,525,824.99                    Variable



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                                       -3-



          P                     $100                          Variable
         R-I                     N/A                           N/A
         R-II                    N/A                           N/A
         R-III                   N/A                           N/A


                  The Certificates, other than the Class CE Certificates, Class P Certificates, the Class R-I Certificates, the Class R-II Certificates and the R-III Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated March 22, 1999, and the Prospectus Supplement, dated March 24, 1999, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates, the Class R-I Certificates, Class R-II Certificates and Class R-III have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.



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                                       -4-


Item 7.  Financial Statements and Exhibits
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               (a)      Not applicable

               (b)      Not applicable

               (c)      Exhibits



                  Exhibit No.                             Description
                  -----------                             -----------

                      4.1 Pooling and Servicing Agreement, dated as of March 1, 1999, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank
                                            Milwaukee, N.A. as Trustee and U.S.
                                            Bank National Association as Trust
                                            Administrator, relating to the
                                            Series 1999-NC1 Certificates.




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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 25, 1999

                                            SALOMON BROTHERS MORTGAGE
                                            SECURITIES VII, INC.


                                            By:      /s/ Vincent J. Varca
                                                     ---------------------------
                                            Name:    Vincent J. Varca
                                            Title:   Assistant Vice President




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                                Index To Exhibits



                                                                  Sequentially
Exhibit No.                  Description                          Numbered Page
-----------                  -----------                          -------------

    4.1       Pooling and Servicing Agreement, dated as of              7
              March 1, 1999, by and among Salomon
              Brothers Mortgage Securities VII, Inc. as
              Depositor, New Century Mortgage Corporation as Master Servicer, Firstar Bank Milwaukee,
              N.A. as Trustee and U.S. Bank National
              Association as Trust Administrator, relating to the Series 1999-NC1 Certificates.